Exhibit 99.1

VSE CORPORATION COMPLETES ACQUISITION OF PRECISION AVIATION GROUP

Acquisition increases VSE revenue by ~50% on a pro forma 2025 basis; expected to be immediately accretive to VSE’s Adjusted EBITDA margins

MIRAMAR, FL., May 5, 2026 — VSE Corporation (NASDAQ: VSEC), a leading provider of aviation aftermarket distribution and repair services, today announced it has completed the acquisition of Precision Aviation Group, Inc. (“PAG”), a portfolio company of GenNx360 Capital Partners (“GenNx”), for approximately $2.025 billion in cash and equity.

The combination creates a scaled, independent aviation aftermarket platform with 61 locations across 8 countries, including 48 repair facilities and 11 distribution centers. The expanded platform enhances VSE’s global reach, technical capabilities, and integrated offering across maintenance, repair, and overhaul (MRO) services and distribution, serving a diverse customer base across commercial, business and general aviation, rotorcraft, original equipment manufacturer, and defense markets.

CEO Commentary

“Today marks a significant milestone in executing our strategy to build a focused, high-quality aviation aftermarket platform,” said John Cuomo, President and Chief Executive Officer of VSE. “The addition of PAG meaningfully expands our global footprint, strengthens our repair capabilities, and enhances our ability to deliver integrated, end-to-end solutions to our customers.

“With the transaction closed, our focus shifts to integration and synergy realization through cross-selling, repair insourcing, and procurement efficiencies. PAG’s margin profile is immediately accretive and supports a clear path to exceeding 20% consolidated Adjusted EBITDA margins over time.”

“Importantly, we are excited to welcome the talented PAG team to the VSE family and look forward to their contributions as we move forward together,” Cuomo concluded.

Transaction Details

The $2.025 billion purchase price includes $1.75 billion in cash and approximately $275 million in equity issued to GenNx that is exchangeable for VSE common stock, and up to an additional $125 million in contingent earnout payment based on 2026 performance, which is payable in cash, VSE common stock, or a combination thereof, at VSE’s discretion.

The transaction was funded using the net proceeds from VSE’s February 2026 equity and tangible equity unit offerings and $900 million under a new Term Loan B maturing in 2033.

VSE will provide additional detail on the combined company’s outlook, capital structure, and integration priorities with its first-quarter earnings release on May 5, 2026.

VSE Advisors

Perella Weinberg Partners served as exclusive financial and debt capital markets advisor to VSE.

Jones Day served as legal counsel to VSE.

RBC Capital Markets served as lead-left arranger on VSE’s Term Loan B.

Citizens Bank, N.A. served as administrative agent for the syndicate banks supporting the revolving credit facility.

ABOUT VSE CORPORATION

VSE is a leading provider of aviation distribution and repair services for the commercial and B&GA aftermarkets. Headquartered in Miramar, Florida, VSE is focused on significantly enhancing the productivity and longevity of its customers’ high-value, business-critical assets. VSE’s aftermarket parts distribution and maintenance, repair, and overhaul (MRO) services support engine component and engine and airframe accessory part distribution and repair services for commercial and B&GA operators. For more detailed information, please visit VSE’s website at www.vsecorp.com.

ABOUT PRECISION AVIATION GROUP

Precision Aviation Group (“PAG”) is a leading global provider of aviation aftermarket MRO, distribution, and supply chain services supporting B&GA, rotorcraft, and defense markets. PAG serves a broad global customer base and delivers technical expertise across engines, components, avionics, and proprietary repair solutions.

FORWARD-LOOKING STATEMENTS

This press release contains statements that, to the extent they are not recitations of historical fact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and this statement is included for purposes of such safe harbor provisions.

“Forward-looking” statements, as such term is defined by the Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases, represent VSE’s expectations or beliefs, including, but not limited to, statements concerning the expected financial and other benefits of the acquisition of PAG, VSE’s operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.

These statements speak only as of the date of this press release and VSE undertakes no ongoing obligation, other than that imposed by law, to update these statements as a result of new information, future events or otherwise. These statements relate to, among other things, VSE’s future financial condition, results of operations or prospects; VSE’s business and growth strategies; and VSE’s financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, certain of which are beyond VSE’s control, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation, risks related to:

•	the performance of the aviation aftermarket;

•	global economic and political conditions;

•	supply chain delays and disruptions;

•	competition from existing and new competitors;

•	losses related to investments in inventory and facilities;

•	interruptions in VSE’s operations;

•	challenges related to workforce management or any failure to attract or retain a skilled workforce;

•

VSE’s ability to realize the expected strategic benefits and cost synergies from the acquisition of PAG, after taking into account any business disruption, maintenance of customer, employee, or supplier relationships, management distraction during the integration process or other factors beyond VSE’s control;

•	the accuracy of VSE’s assumptions related to the acquisition of PAG;

•	the significant expenses that have been incurred and will be incurred in connection with acquisition of PAG;

•	VSE’s ability to successfully integrate and achieve the strategic and other objectives, including any expected synergies, relating to recently completed acquisitions, including the acquisition of PAG;

•	access to and the performance of third-party package delivery companies;

•	prolonged periods of inflation and VSE’s ability to mitigate the impact thereof;

•	future business conditions resulting in impairments;

•	VSE’s ability to successfully divest businesses and to transition facilities in connection therewith;

•	VSE’s work on large government programs;

•	health epidemics, pandemics and similar outbreaks;

•	compliance with government rules and regulations, including tariffs and environmental and pollution risk;

•	VSE’s ability to mitigate the impacts of increased costs related to tariffs;

•	litigation and legal actions arising from VSE’s operations;

•	technology and cybersecurity threats and incidents;

•	VSE’s outstanding indebtedness, including the increase in indebtedness upon completion of the acquisition of PAG;

•	market volatility in the debt and equity capital markets;

•	VSE’s ability to continue to pay dividends at current levels or at all;

•	VSE’s published financial guidance;

•	VSE’s preliminary financial estimates, which represent management’s current estimates and are subject to change;

•	restrictions and limitations that may stem from financing arrangements VSE enters into or assumes in the future; and

•	the other factors identified in VSE’s reports filed or expected to be filed with the SEC, including VSE’s Annual Report on Form 10-K for the year ended December 31, 2025.

You are advised, however, to consult any further disclosures VSE makes on related subjects in VSE’s periodic reports on Forms 10-K, 10-Q or 8-K filed with or furnished to the SEC.

NON-GAAP MEASURES

In addition to the financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this release also contains non-GAAP financial measures. These measures provide useful information to investors.

VSE considers VSE’s Adjusted EBITDA margin as non-GAAP financial measure and an important indicator of performance and useful metric for management and investors to evaluate VSE’s business’ ongoing operating performance on a consistent basis across reporting periods. This non-GAAP financial measure, however, should not be considered in isolation or as a substitute for performance measures prepared in accordance with GAAP. VSE Adjusted EBITDA margin represents estimated operating income before depreciation and amortization expenses as a percentage of revenue. Management believes Adjusted EBITDA margin provides useful information about the Company’s operating performance as it isolates non-cash depreciation and amortization charges as well as interest expense and income taxes, which are non-operating items.

Additionally, VSE Adjusted EBITDA margin is presented as a forward-looking non-GAAP financial measure based solely on information available to VSE as of the date of this press release and may differ materially from VSE’s actual operating results as a result of developments that occur after the date of this press release. The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense, income amounts or anticipated synergies recognized in a given period. VSE is unable to present a quantitative reconciliation of forward-looking VSE Adjusted EBITDA to net income because certain information regarding the Company’s provision for income taxes is not available, and management cannot reliably predict all of the necessary components of net income at this time without unreasonable effort or expense. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The unavailable information could have significant impact on the Company’s future financial results.

INVESTOR RELATIONS CONTACT

Michael Perlman

Vice President of Investor Relations and Treasury

Phone: (954) 547-0480

Email: investors@vsecorp.com

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